SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129

(Address of Principal Executive Offices)	(Zip Code)

(720) 283-6120

(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release dated July 28, 2003

Item 12. Results of Operations and Financial Condition.

     On July 28, 2003, United Dominion Realty Trust, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

By:	/s/ Christopher D. Genry Christopher D. Genry Executive Vice President and Chief Financial Officer

Date: July 28, 2003

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated July 28, 2003